                                   Yield Table
                   ----------------------------------------------------
                              Settle as of 06/24/02
                   ----------------------------------------------------
                           Bond Summary - Class I-A1
                        Fixed Coupon:  5.550
                            Orig Bal:  187,000,000
                            Orig Not:  500,000,000
                              Factor:  1.0000000
                         Factor Date:  06/25/02       Next Pmt: 07/25/02
                               Delay:  24                Cusip: G3P
                   ----------------------------------------------------


----------------------------------------------------------------------------------------------------------
                     10.00 CPR             30.00 CPR            50.00 CPR             70.00 CPR
----------------------------------------------------------------------------------------------------------
Price            Yield       Duration  Yield      Duration  Yield       Duration  Yield       Duration
----------------------------------------------------------------------------------------------------------
 99-12           5.709       2.712     5.855      1.061     6.055       0.579     6.332       0.355
 99-16           5.663                 5.737                5.839                 5.980
 99-20           5.616                 5.619                5.623                 5.629
 99-24           5.570                 5.502                5.408                 5.279
 99-28           5.525                 5.385                5.194                 4.931
100-00           5.479       2.721     5.268      1.067     4.980       0.583     4.583       0.359
100-04           5.433                 5.151                4.767                 4.237
100-08           5.387                 5.035                4.554                 3.892
100-12           5.342                 4.919                4.342                 3.548
100-16           5.296                 4.803                4.130                 3.206
100-20           5.251       2.730     4.687      1.072     3.919       0.588     2.864       0.363
100-24           5.206                 4.572                3.709                 2.524
100-28           5.160                 4.457                3.499                 2.184
101-00           5.115                 4.342                3.290                 1.846
101-04           5.070                 4.228                3.081                 1.509
101-08           5.025       2.739     4.113      1.078     2.873       0.592     1.174       0.367
101-12           4.980                 3.999                2.666                 0.839
101-16           4.936                 3.886                2.459                 0.505
101-20           4.891                 3.772                2.252                 0.173
101-24           4.846                 3.659                2.047                -0.159
101-28           4.802       2.748     3.546      1.084     1.841       0.597    -0.489       0.371
102-00           4.757                 3.434                1.637                -0.819
102-04           4.713                 3.321                1.433                -1.147
102-08           4.669                 3.209                1.229                -1.474
102-12           4.624                 3.097                1.026                -1.800
102-16           4.580       2.757     2.986      1.090     0.823       0.601    -2.125       0.375
102-20           4.536                 2.874                0.622                -2.449
102-24           4.492                 2.763                0.420                -2.772
102-28           4.448                 2.652                0.219                -3.093
103-00           4.405                 2.542                0.019                -3.414
103-04           4.361       2.766     2.431      1.096    -0.181       0.605    -3.734       0.378
----------------------------------------------------------------------------------------------------------
Average Life            3.10                 1.14                  0.61                  0.37
 First Pay           07/25/02              07/25/02             07/25/02              07/25/02
 Last Pay            04/25/07              02/25/05             11/25/03              04/25/03
----------------------------------------------------------------------------------------------------------



Treasury Benchmarks 11/03F 5/06F  2/07F   7/02F 11/04F 6/02F   8/13F   9/02F 2/08F
------------------------------------------------------------------------------------
              Yield 2.7920 4.0650 4.2910 1.5660 3.4570 1.4210  4.7350 1.6440 4.5150
------------------------------------------------------------------------------------
             Coupon 3.0000 4.6250 6.2500 6.2500 5.8750 6.2500 12.0000 5.8750 5.5000
------------------------------------------------------------------------------------


The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.
                                                                         Page 1

                                   Yield Table

                             Settle as of 06/24/02

                -------------------------------------------------
                            Bond Summary - Class I-A2
                -------------------------------------------------
                 Fixed Coupon:   5.550
                     Orig Bal:   42,000,000
                     Orig Not:   540,000,000
                       Factor:   1.0000000
                  Factor Date:   06/25/02     Next Pmt:  07/25/02
                        Delay:   24              Cusip:  G3P
                -------------------------------------------------

--------------------------------------------------------------------------------------------------------
                      25.00 CPR             50.00 CPR            60.00 CPR             70.00 CPR
--------------------------------------------------------------------------------------------------------
Price            Yield       Duration  Yield      Duration  Yield       Duration  Yield       Duration
--------------------------------------------------------------------------------------------------------
 99-04           5.759       3.500     5.939      1.561     6.035       1.202     6.156       0.935
 99-08           5.723                 5.858                5.931                 6.021
 99-12           5.687                 5.778                5.827                 5.887
 99-16           5.652                 5.698                5.723                 5.753
 99-20           5.616                 5.618                5.619                 5.620
 99-24           5.580       3.505     5.538      1.564     5.515       1.206     5.487       0.938
 99-28           5.545                 5.458                5.412                 5.354
100-00           5.509                 5.378                5.308                 5.221
100-04           5.474                 5.299                5.205                 5.088
100-08           5.438                 5.220                5.102                 4.956
100-12           5.403       3.510     5.140      1.567     5.000       1.209     4.824       0.941
100-16           5.368                 5.061                4.897                 4.693
100-20           5.332                 4.982                4.795                 4.561
100-24           5.297                 4.903                4.693                 4.430
100-28           5.262                 4.825                4.591                 4.299
101-00           5.227       3.515     4.746      1.571     4.489       1.212     4.168       0.944
101-04           5.192                 4.668                4.387                 4.038
101-08           5.157                 4.589                4.286                 3.907
101-12           5.122                 4.511                4.184                 3.777
101-16           5.087                 4.433                4.083                 3.648
101-20           5.052       3.519     4.355      1.574     3.982       1.216     3.518       0.948
101-24           5.017                 4.277                3.882                 3.389
101-28           4.982                 4.200                3.781                 3.260
102-00           4.948                 4.122                3.681                 3.131
102-04           4.913                 4.045                3.580                 3.003
102-08           4.879       3.524     3.968      1.578     3.480       1.219     2.874       0.951
102-12           4.844                 3.890                3.380                 2.746
102-16           4.809                 3.813                3.281                 2.619
102-20           4.775                 3.736                3.181                 2.491
102-24           4.741                 3.660                3.082                 2.364
102-28           4.706       3.529     3.583      1.581     2.983       1.222     2.237       0.954
--------------------------------------------------------------------------------------------------------
Average Life            4.01                 1.68                  1.28                  0.99
First Pay             09/25/05              11/25/03             07/25/03              04/25/03
Last Pay              04/25/07              06/25/04             12/25/03              08/25/03
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Treasury Benchmarks     11/03F    5/06F     2/07F     7/02F   11/04F   6/02F   8/13F   9/02F   2/08F
--------------------------------------------------------------------------------------------------------
              Yield     2.7920   4.0650    4.2910    1.5660   3.4570  1.4210  4.7350  1.6440  4.5150
             Coupon     3.0000   4.6250    6.2500    6.2500   5.8750  6.2500 12.0000  5.8750  5.5000
--------------------------------------------------------------------------------------------------------

The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                                   Yield Table

                             Settle as of 06/24/02
                --------------------------------------------------
                            Bond Summary - Class I-A3
                --------------------------------------------------
                Fixed Coupon:   5.550
                    Orig Bal:   71,000,000
                    Orig Not:   75,000,000
                      Factor:   1.0000000
                 Factor Date:   06/25/02        Next Pmt: 07/25/02
                       Delay:   24                 Cusip: G3P
                --------------------------------------------------

--------------------------------------------------------------------------------------------------------
                      25.00 CPR             50.00 CPR            60.00 CPR             70.00 CPR
--------------------------------------------------------------------------------------------------------
Price            Yield       Duration  Yield      Duration  Yield       Duration  Yield       Duration
--------------------------------------------------------------------------------------------------------
 99-04           5.737       4.133     5.792      2.852     5.837       2.275     5.898       1.784
 99-08           5.707                 5.748                5.782                 5.828
 99-12           5.676                 5.704                5.727                 5.757
 99-16           5.646                 5.660                5.672                 5.687
 99-20           5.616                 5.616                5.617                 5.617
 99-24           5.586       4.138     5.573      2.858     5.562       2.280     5.548       1.789
 99-28           5.555                 5.529                5.507                 5.478
100-00           5.525                 5.485                5.453                 5.408
100-04           5.495                 5.442                5.398                 5.339
100-08           5.465                 5.398                5.344                 5.269
100-12           5.435       4.143     5.355      2.864     5.289       2.286     5.200       1.794
100-16           5.405                 5.312                5.235                 5.131
100-20           5.375                 5.269                5.181                 5.062
100-24           5.346                 5.225                5.127                 4.993
100-28           5.316                 5.182                5.073                 4.924
101-00           5.286       4.148     5.139      2.869     5.019       2.291     4.856       1.799
101-04           5.256                 5.096                4.965                 4.787
101-08           5.227                 5.053                4.912                 4.719
101-12           5.197                 5.011                4.858                 4.651
101-16           5.168                 4.968                4.804                 4.583
101-20           5.138       4.154     4.925      2.874     4.751       2.296     4.515       1.804
101-24           5.108                 4.883                4.698                 4.447
101-28           5.079                 4.840                4.644                 4.379
102-00           5.050                 4.798                4.591                 4.311
102-04           5.020                 4.755                4.538                 4.244
102-08           4.991       4.159     4.713      2.880     4.485       2.302     4.176       1.809
102-12           4.962                 4.671                4.432                 4.109
102-16           4.932                 4.628                4.380                 4.042
102-20           4.903                 4.586                4.327                 3.975
102-24           4.874                 4.544                4.274                 3.908
102-28           4.845       4.164     4.502      2.885     4.222       2.307     3.841       1.814
--------------------------------------------------------------------------------------------------------
Average Life            4.84                 3.22                  2.52                  1.95
 First Pay            04/25/07              06/25/04             12/25/03              08/25/03
 Last Pay             04/25/07              04/25/07             04/25/07              04/25/07
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Treasury Benchmarks     11/03F    5/06F   2/07F    7/02F   11/04F   6/02F     8/13F   9/02F   2/08F
--------------------------------------------------------------------------------------------------------
              Yield     2.7920   4.0650  4.2910   1.5660   3.4570  1.4210    4.7350  1.6440  4.5150
             Coupon     3.0000   4.6250  6.2500   6.2500   5.8750  6.2500   12.0000  5.8750  5.5000
--------------------------------------------------------------------------------------------------------

The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.
                                                                          Page 2

                                   Yield Table

                             Settle as of 06/24/02

                     ------------------------------------------------
                            Bond Summary - Class A4
                     ------------------------------------------------
                        Fixed Coupon:  5.450
                            Orig Bal:  95,610,000
                            Orig Not:  75,000,000
                              Factor:  1.0000000
                         Factor Date:  06/25/02     Next Pmt: 07/25/02
                               Delay:  24              Cusip: G3P
                     ------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                     40.00 CPR             50.00 CPR             60.00 CPR            70.00 CPR             80.00 CPR
---------------------------------------------------------------------------------------------------------------------------
Price            Yield       Duration  Yield      Duration   Yield      Duration  Yield       Duration  Yield      Duration
---------------------------------------------------------------------------------------------------------------------------
 99-24           5.463       2.302     5.454      1.961      5.441      1.590     5.423       1.263     5.396      0.972
 99-28           5.409                 5.391                 5.363                5.324                 5.267
100-00           5.355                 5.327                 5.284                5.225                 5.139
100-04           5.301                 5.264                 5.206                5.127                 5.011
100-08           5.247                 5.201                 5.128                5.029                 4.884
100-12           5.193       2.311     5.138      1.969      5.050      1.597     4.931       1.269     4.757      0.977
100-16           5.140                 5.075                 4.973                4.833                 4.630
100-20           5.086                 5.012                 4.895                4.736                 4.503
100-24           5.033                 4.949                 4.818                4.639                 4.377
100-28           4.979                 4.887                 4.741                4.542                 4.251
101-00           4.926       2.320     4.824      1.977      4.664      1.604     4.445       1.275     4.125      0.982
101-04           4.873                 4.762                 4.587                4.348                 4.000
101-08           4.820                 4.700                 4.510                4.252                 3.874
101-12           4.767                 4.638                 4.434                4.156                 3.750
101-16           4.714                 4.576                 4.357                4.060                 3.625
101-20           4.662       2.329     4.514      1.985      4.281      1.610     3.964       1.281     3.501      0.987
101-24           4.609                 4.452                 4.205                3.868                 3.376
101-28           4.557                 4.391                 4.129                3.773                 3.253
102-00           4.504                 4.329                 4.054                3.678                 3.129
102-04           4.452                 4.268                 3.978                3.583                 3.006
102-08           4.400       2.338     4.207      1.993      3.903      1.617     3.488       1.287     2.883      0.992
102-12           4.348                 4.146                 3.827                3.393                 2.760
102-16           4.296                 4.085                 3.752                3.299                 2.638
102-20           4.244                 4.024                 3.677                3.205                 2.516
102-24           4.192                 3.963                 3.602                3.111                 2.394
102-28           4.141       2.347     3.902      2.000      3.528      1.624     3.017       1.293     2.272      0.997
103-00           4.089                 3.842                 3.453                2.923                 2.151
103-04           4.038                 3.782                 3.379                2.830                 2.030
103-08           3.986                 3.721                 3.305                2.737                 1.909
103-12           3.935                 3.661                 3.231                2.644                 1.788
103-16           3.884       2.356     3.601      2.008      3.157      1.631     2.551       1.299     1.668      1.002
---------------------------------------------------------------------------------------------------------------------------
Average Life            2.59                 2.17                  1.73                  1.36                 1.03
 First Pay            07/25/02             07/25/02              07/25/02             07/25/02              07/25/02
 Last Pay             04/25/07             04/25/07              04/25/07             04/25/07              04/25/07
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
Treasury Benchmarks 11/03F 5/06F 2/07F 7/02F 11/04F 6/02F 8/13F 9/02F 2/08F
--------------------------------------------------------------------------------------
              Yield  2.7920 4.0650 4.2910 1.5660 3.4570 1.4210  4.7350 1.6440 4.5150
              Coupon 3.0000 4.6250 6.2500 6.2500 5.8750 6.2500 12.0000 5.8750 5.5000
--------------------------------------------------------------------------------------

The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                                   Yield Table

                             Settle as of 06/24/02

                       ----------------------------------------------
                             Bond Summary - Class A5
                       ----------------------------------------------
                       Fixed Coupon:  5.150
                           Orig Bal:  104,390,000
                           Orig Not:  459,000,000
                             Factor:  1.0000000
                        Factor Date:  06/25/02      Next Pmt: 07/25/02
                              Delay:  24               Cusip: G3P
                       ----------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                    40.00 CPR             50.00 CPR            60.00 CPR             70.00 CPR             80.00 CPR
---------------------------------------------------------------------------------------------------------------------------
Price            Yield       Duration  Yield      Duration  Yield       Duration  Yield       Duration  Yield      Duration
---------------------------------------------------------------------------------------------------------------------------
 98-12           6.565       0.942     7.307      0.609     8.127       0.437     9.102       0.327     10.372     0.246
 98-16           6.431                 7.100                7.838                 8.716                 9.858
 98-20           6.297                 6.893                7.549                 8.331                 9.347
 98-24           6.164                 6.686                7.262                 7.948                 8.838
 98-28           6.031                 6.480                6.976                 7.565                 8.331
 99-00           5.898       0.949     6.275      0.614     6.690       0.442     7.185       0.331     7.826      0.250
 99-04           5.765                 6.070                6.406                 6.805                 7.323
 99-08           5.633                 5.866                6.122                 6.427                 6.822
 99-12           5.501                 5.662                5.840                 6.050                 6.323
 99-16           5.370                 5.459                5.558                 5.674                 5.826
 99-20           5.239       0.955     5.257      0.618     5.277       0.446     5.300       0.335     5.331      0.253
 99-24           5.108                 5.055                4.997                 4.927                 4.838
 99-28           4.978                 4.854                4.717                 4.556                 4.347
100-00           4.848                 4.653                4.439                 4.185                 3.858
100-04           4.718                 4.453                4.161                 3.816                 3.371
100-08           4.588       0.962     4.253      0.623     3.885       0.450     3.449       0.339     2.886      0.257
100-12           4.459                 4.054                3.609                 3.082                 2.402
100-16           4.331                 3.855                3.334                 2.717                 1.921
100-20           4.202                 3.657                3.060                 2.353                 1.442
100-24           4.074                 3.460                2.786                 1.990                 0.964
100-28           3.946       0.968     3.263      0.628     2.514       0.454     1.629       0.342     0.489      0.260
101-00           3.819                 3.066                2.242                 1.269                 0.015
101-04           3.692                 2.870                1.971                 0.910                -0.457
101-08           3.565                 2.675                1.701                 0.552                -0.927
101-12           3.439                 2.480                1.432                 0.196                -1.395
101-16           3.313       0.975     2.286      0.633     1.164       0.458    -0.160       0.346    -1.861      0.264
101-20           3.187                 2.092                0.896                -0.514                -2.325
101-24           3.061                 1.899                0.630                -0.867                -2.788
101-28           2.936                 1.706                0.364                -1.218                -3.249
102-00           2.811                 1.514                0.099                -1.569                -3.708
102-04           2.687       0.981     1.323      0.637    -0.166       0.462    -1.918      0.350     -4.165      0.267
---------------------------------------------------------------------------------------------------------------------------
Average Life             1.02                 0.65                 0.46                  0.35                 0.26
  First Pay           07/25/02              07/25/02             07/25/02              07/25/02              07/25/02
  Last Pay            04/25/07              01/25/04             07/25/03              03/25/03              01/25/03
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
Treasury Benchmarks  11/03F 5/06F   2/07F 7/02F  11/04F 6/02F   8/13F  9/02F 2/08F
--------------------------------------------------------------------------------------
              Yield  2.7920 4.0650 4.2910 1.5660 3.4570 1.4210 4.7350 1.6440 4.5150
--------------------------------------------------------------------------------------
             Coupon  3.0000 4.6250 6.2500 6.2500 5.8750 6.2500 12.0000 5.8750 5.5000
--------------------------------------------------------------------------------------


The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                                   Yield Table

                             Settle as of 06/24/02
             ---------------------------------------------------
                             Bond Summary - Class A6
             ---------------------------------------------------
               Fixed Coupon:    5.450
                   Orig Bal:    712,320,000
                   Orig Not:    368,000,000
                     Factor:    1.0000000
                Factor Date:    06/25/02     Next Pmt:  07/25/02
                      Delay:    24              Cusip:  G3P
             ---------------------------------------------------

------------------------------------------------------------------------------------------------------
                      25.00 CPR             50.00 CPR            60.00 CPR             70.00 CPR
------------------------------------------------------------------------------------------------------
Price            Yield       Duration  Yield      Duration  Yield       Duration  Yield       Duration
------------------------------------------------------------------------------------------------------
 99-04           5.738       2.273     5.921      1.251     6.031       0.985     6.174       0.772
 99-08           5.682                 5.821                5.904                 6.012
 99-12           5.627                 5.721                5.777                 5.850
 99-16           5.572                 5.621                5.650                 5.688
 99-20           5.517                 5.522                5.524                 5.527
 99-24           5.463       2.283     5.422      1.261     5.398       0.993     5.367       0.779
 99-28           5.408                 5.323                5.273                 5.207
100-00           5.353                 5.225                5.147                 5.047
100-04           5.299                 5.126                5.023                 4.888
100-08           5.245                 5.028                4.898                 4.730
100-12           5.191       2.293     4.930      1.270     4.774       1.001     4.572       0.786
100-16           5.136                 4.833                4.650                 4.414
100-20           5.083                 4.736                4.527                 4.257
100-24           5.029                 4.638                4.404                 4.100
100-28           4.975                 4.542                4.281                 3.944
101-00           4.921       2.303     4.445      1.279     4.159       1.010     3.789       0.794
101-04           4.868                 4.349                4.037                 3.633
101-08           4.814                 4.253                3.915                 3.479
101-12           4.761                 4.157                3.794                 3.324
101-16           4.708                 4.062                3.673                 3.171
101-20           4.655       2.313     3.966      1.289     3.553       1.018     3.017       0.801
101-24           4.602                 3.871                3.432                 2.864
101-28           4.549                 3.777                3.312                 2.712
102-00           4.496                 3.682                3.193                 2.560
102-04           4.444                 3.588                3.074                 2.409
102-08           4.391       2.323     3.494      1.298     2.955       1.026     2.258       0.808
102-12           4.339                 3.400                2.836                 2.107
102-16           4.287                 3.307                2.718                 1.957
102-20           4.235                 3.213                2.600                 1.807
102-24           4.182                 3.120                2.483                 1.658
102-28           4.130       2.333     3.028      1.307     2.365       1.035     1.509       0.815
------------------------------------------------------------------------------------------------------
Average Life           2.58                  1.38                 1.07                  0.83
First Pay            07/25/02              07/25/02             07/25/02              07/25/02
Last Pay             04/25/07              04/25/07             04/25/07              04/25/07
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Treasury Benchmarks   11/03F   5/06F   2/07F   7/02F   11/04F   6/02F    8/13F   9/02F    2/08F
--------------------------------------------------------------------------------------------------------
              Yield   2.7920  4.0650  4.2910  1.5660   3.4570  1.4210   4.7350  1.6440   4.5150
              Coupon  3.0000  4.6250  6.2500  6.2500   5.8750  6.2500  12.0000  5.8750  5.5000
--------------------------------------------------------------------------------------------------------

The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.
                                                                          Page 1

                                   Yield Table

                             Settle as of 06/24/02

             ---------------------------------------------------------
                             Bond Summary - Class A7
             ---------------------------------------------------------
               Fixed Coupon:     4.850
                   Orig Bal:     237,440,000
                   Orig Not:     295,591,000
                     Factor:     1.0000000
                Factor Date:     06/25/02          Next Pmt: 07/25/02
                      Delay:     24                   Cusip: G3P
             ---------------------------------------------------------

------------------------------------------------------------------------------------------------------
                     25.00 CPR             50.00 CPR            60.00 CPR             70.00 CPR
------------------------------------------------------------------------------------------------------
Price            Yield       Duration  Yield      Duration  Yield       Duration  Yield       Duration
------------------------------------------------------------------------------------------------------
 98-04           5.580       2.286     6.141      1.248     6.480       0.979     6.919       0.766
 98-08           5.524                 6.040                6.350                 6.753
 98-12           5.469                 5.938                6.221                 6.588
 98-16           5.414                 5.837                6.093                 6.424
 98-20           5.358                 5.736                5.964                 6.260
 98-24           5.303       2.296     5.636      1.257     5.836       0.988     6.096       0.773
 98-28           5.249                 5.536                5.709                 5.933
 99-00           5.194                 5.436                5.581                 5.770
 99-04           5.139                 5.336                5.455                 5.608
 99-08           5.085                 5.237                5.328                 5.447
 99-12           5.030       2.306     5.137      1.267     5.202       0.996     5.286       0.780
 99-16           4.976                 5.039                5.076                 5.125
 99-20           4.922                 4.940                4.951                 4.965
 99-24           4.868                 4.842                4.826                 4.806
 99-28           4.814                 4.744                4.701                 4.647
100-00           4.760       2.317     4.646      1.276     4.577       1.004     4.488       0.787
100-04           4.706                 4.548                4.453                 4.330
100-08           4.652                 4.451                4.330                 4.173
100-12           4.599                 4.354                4.207                 4.015
100-16           4.546                 4.257                4.084                 3.859
100-20           4.492       2.327     4.161      1.285     3.961       1.013     3.703       0.794
100-24           4.439                 4.065                3.839                 3.547
100-28           4.386                 3.969                3.717                 3.392
101-00           4.333                 3.873                3.596                 3.237
101-04           4.280                 3.778                3.475                 3.083
101-08           4.227       2.337     3.682      1.295     3.354       1.021     2.929       0.802
101-12           4.175                 3.587                3.234                 2.776
101-16           4.122                 3.493                3.114                 2.623
101-20           4.070                 3.398                2.994                 2.471
101-24           4.018                 3.304                2.875                 2.319
101-28           3.965       2.347     3.210      1.304     2.756       1.029     2.167       0.809
------------------------------------------------------------------------------------------------------
Average Life            2.58                 1.38                  1.07                  0.83
First Pay             07/25/02             07/25/02              07/25/02              07/25/02
Last Pay              04/25/07             04/25/07              04/25/07              04/25/07
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Treasury Benchmarks     11/03F    5/06F    2/07F    7/02F   11/04F    6/02F     8/13F    9/02F    2/08F
--------------------------------------------------------------------------------------------------------
              Yield     2.7920   4.0650   4.2910   1.5660   3.4570   1.4210    4.7350   1.6440   4.5150
             Coupon     3.0000   4.6250   6.2500   6.2500   5.8750   6.2500   12.0000   5.8750   5.5000
--------------------------------------------------------------------------------------------------------

The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.
                                                                          Page 2

                     WaMu Mortgage Pass-Through Certificates
                                 Series 2002-AR7



                               Marketing Materials



                          $1,449,760,100 (Approximate)

                                      [LOGO]
                                Washington Mutual


                   Washington Mutual Mortgage Securities Corp.
                          Depositor and Master Servicer


                           Washington Mutual Bank, FA
                                    Servicer

--------------------------------------------------------------------------------
                                    Contacts
--------------------------------------------------------------------------------
   Mortgage Trading             Brendan Garvey               (212) 526-8315
                                Rich McKinney                (212) 526-8320

   Syndicate                    Kevin White                  (212) 526-9519
                                Daniel Covello               (212) 526-9519

   Residential Finance          Sam Tabet                    (212) 526-7512
                                Matt Lewis                   (212) 526-7447
                                Tom Roh                      (212) 526-5150
                                Randal Johnson               (212) 526-0198

   Structuring                  Gary Mendelsohn              (212) 526-8320
                                Khalil Kanaan                (212) 526-5500

--------------------------------------------------------------------------------


LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Preliminary Term Sheet                               Date Prepared: June 3, 2002


            WaMu Mortgage Pass-Through Certificates, Series 2002-AR7 $1,449,760,100 (Approximate, Subject to +/- 5% Variance)

                      Publicly Offered Senior Certificates
                   Adjustable Rate Residential Mortgage Loans

==================================================================================================================
             Principal(1)                      Pmt Window       Interest
               Amount          WAL (Yrs)        (Months)          Rate                           Expected Ratings
  Class       (Approx.)       To Roll(2)       To Roll(2)         Type      Tranche Type(3)        [Moody's/S&P]
  -----       ---------       ----------       ---------          ----      ---------------        -------------
    A-1        $187,000,000      1.40           1 - 39         Fixed (4)      Senior Seq             [Aaa/AAA]
    A-2         $42,000,000      4.01          39 - 58         Fixed (4)      Senior Seq             [Aaa/AAA]
    A-3         $71,000,000      4.84          58 - 58         Fixed (4)      Senior Seq             [Aaa/AAA]
    A-4         $95,610,000      2.59           1 - 58         Fixed (4)      Senior PAC             [Aaa/AAA]
    A-5        $104,390,000      2.57           1 - 58         Fixed (4)       Senior C              [Aaa/AAA]
    A-6        $712,320,000      2.58           1 - 58         Fixed (4)       Senior PT             [Aaa/AAA]
    A-7        $237,440,000      2.58           1 - 58         Fixed (4)       Senior PT             [Aaa/AAA]
     R                 $100      N/A              N/A          Fixed (4)       Senior R              [Aaa/AAA]
------------------------------------------------------------------------------------------------------------------
     X             Notional                                                   Senior IO(5)           [Aaa/AAA]
    B-1         $20,978,000                                                   Subordinate            [Aa2/AA]
    B-2         $12,737,000         Information Not Provided Herein           Subordinate             [A2/A]
    B-3          $5,994,000                                                   Subordinate           [Baa2/BBB]
------------------------------------------------------------------------------------------------------------------
    B-4          $2,997,000                                                   Subordinate            [Ba2/BB]
    B-5          $2,997,000         Privately Offered Certificates            Subordinate             [B2/B]
    B-6          $2,997,086                                                   Subordinate             [NR/NR]
==================================================================================================================
  Total:     $1,498,460,186

(1) The Certificates (as described herein) are collateralized by a pool of 5/1 ARM loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 5%.

(2) WAL and Payment Window for the Class A Certificates are shown to the Roll Date.

(3)  PT   = Pass-through
     Seq  = Sequential certificate
     R    = REMIC residual interest
     C    = Companion certificate
     PAC  = Planned Amortization Certificate

(4) For every Distribution Date on or prior to the Roll Date, the Class A Certificates will have an interest rate equal to the lesser of (a) the fixed interest rate for the related Certificate and (b) the Net WAC of the Mortgage Loans. For every Distribution Date after the Roll Date, the interest rate for the Class A Certificates will be equal to the Net WAC of the Mortgage Loans.

(5) Multiple separate interest only classes are expected to be offered subsequent to further price discovery on the Senior Certificates.



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Depositor and
Master Servicer:         Washington Mutual Mortgage Securities Corp. ("WMMSC").

Servicer:                Washington Mutual Bank, FA ("WMBFA").

Lead Manager:            Lehman Brothers

Co-Managers:             Bear Stearns & Co. Inc. and Greenwich Capital Markets,
                         Inc.

Dealer:                  WaMu Capital, a division of Washington Mutual Bank, FA.

Trustee:                 Bankers Trust Company of California, N.A.

Rating Agencies:         Moody's and S&P will rate the Senior
                         Certificates, the Class B-1, Class B-2, Class B-3,
                         Class B-4 and Class B-5 Certificates. The Class B-6
                         Certificates will not be rated. It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:            June 1, 2002.

Expected Pricing Date:   June [6], 2002.

Closing Date:            June [24], 2002.

Distribution Date:       The 25th of each month (or if such day is not a
                         business day, the next succeeding business day), commencing in July 2002.

Roll Date:               The Distribution Date in April 2007.

Certificates:            The "Senior Certificates" will consist of the Class
                         A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class
                         A-6, and Class A-7 Certificates (the "Class A
                         Certificates") and Class R Certificate. The
                         "Subordinate Certificates" will consist of the Class
                         B-1, Class B-2, Class B-3, Class B-4, Class B-5 and
                         Class B-6 Certificates. The Senior Certificates and the
                         Subordinate Certificates are collectively referred to herein as the "Certificates." The Senior Certificates
                         (the "Offered Certificates") are being offered publicly.

Accrued Interest:        The Class A Certificates settle with accrued interest.
                         The price to be paid by investors for the Class A
                         Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date
                         (23 days).

Interest Accrual Period: The interest accrual period with respect to the Class A
                         Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Registration:            The Offered Certificates will be made available in
                         book-entry form through DTC.

Federal Tax Treatment:   It is anticipated that the Class A Certificates will be
                         treated as REMIC regular interests for federal tax income purposes. The Class R Certificate will be treated as a REMIC residual interest for tax purposes.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


ERISA Eligibility:       The Class A Certificates are expected to be ERISA
                         eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Class A Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws. The Class R Certificate is not expected to be ERISA eligible.

SMMEA Treatment:         The Senior Certificates are expected to constitute
                         "mortgage related securities" for purposes of SMMEA.

Pricing Prepayment
Speed: The Offered Certificates will be priced to a prepayment speed of 25% CPR.

Mortgage Loans:          As of the Cut-off Date, the aggregate principal balance
                         of the mortgage loans described herein is approximately
                         $1,498,460,186 (the "Mortgage Loans"). The Mortgage
                         Loans are non-convertible, adjustable rate One Year CMT indexed mortgage loans with rate adjustments occurring approximately 60 months after the date of origination of each mortgage loan ("5/1 ARM"). The Mortgage Loans are secured by first liens on one- to four-family residential properties. Approximately 82.57% of the Mortgage Loans (the "IO Loans") provide for payments of interest only through their respective first rate adjustment date. After such date, the IO Loans become fully amortizing. The remaining approximately 17.43% of the Mortgage Loans are fully amortizing. See the attached collateral descriptions for more information.

                         On the Closing Date, the aggregate principal balance of the Mortgage Loans as of the Cut-off Date is expected to be approximately $1,498,460,186, subject to an increase or decrease of 5%.

                         The information related to the Mortgage Loans described herein reflects information as of the Cut-off Date. It is expected that prior to or on the Closing Date, scheduled and unscheduled principal payments will reduce the principal balance of the Mortgage Loans as of the Cut-off Date. Consequently, the initial principal balance of any of the Offered Certificates by the Closing Date is subject to an increase or decrease of 5% from amounts shown on the front cover hereof.

Credit Enhancement:      Senior/subordinate, shifting interest structure. The
                         credit enhancement information shown below is subject to final rating agency approval.

                         Credit enhancement for the Senior Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially 3.25% total subordination.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Shifting Interest:       Until the first Distribution Date occurring after June
                         2012, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).
                         After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive an increasing percentage of their pro rata share of unscheduled principal.

                         The prepayment percentages on the Subordinate Certificates are as follows:

                         Periods:                          Unscheduled Principal Payments (%)
                         --------                          ----------------------------------
                         July 2002 - June 2012                0% of Pro Rata Share
                         July 2012 - June 2013               30% of Pro Rata Share
                         July 2013 - June 2014               40% of Pro Rata Share
                         July 2014 - June 2015               60% of Pro Rata Share
                         July 2015 - June 2016               80% of Pro Rata Share
                         July 2016 and after                100% of Pro Rata Share

                         Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro rata between the Senior and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled prior to the Distribution Date in July 2005 (subject to the performance triggers described in the prospectus supplement), the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments. On or after the Distribution Date in July 2005, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments if the credit enhancement provided by the Subordinate Certificates has at least doubled.

                         Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current Senior Percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled prepayments on the Mortgage Loans, regardless of any prepayment percentages.

Allocation of
Realized Losses:         Any realized losses, other than excess losses, on the
                         Mortgage Loans will be allocated as follows: to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; and thereafter pro rata to the Senior
                         Certificates until each respective class principal balance has been reduced to zero.

                         Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates on a pro rata basis.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Certificates Priority
of Distributions:        Available funds from the Mortgage Loans will be
                         distributed in the following order of priority:

                         1) Senior Certificates, accrued and unpaid interest, at
                            the related Certificate Interest Rate;

                         2) Class R Certificate, principal, until its balance is
                            reduced to zero;

                         3) The Senior Principal Distribution Amount,
                            concurrently as follows:

                            (i) Approximately [20.69]% of principal to the Class
                                A-1, Class A-2, and Class A-3 Certificates, in sequential order, until their respective principal balances are reduced to zero;

                           (ii) Approximately [13.80]% of principal to the
                                Class A-4 and Class A-5 Certificates as follows:
                                (a) up to and including the Roll Date (i) to Class A-4 until its principal balance has been reduced to its scheduled principal balance for such Distribution Date, (ii) to Class A-5 until its principal balance has been reduced to zero, and (iii) to Class A-4 until its principal balance has been reduced to zero, and (b) after the Roll Date, pro rata to the Class A-4 and Class A-5 Certificates;

                          (iii) Approximately [65.51]% of principal to the
                                Class A-6 and Class A-7 Certificates
                                concurrently paid pro-rata, until the Class A-6 and Class A-7 principal balances are reduced to zero;

                         4) Class B-1, Class B-2 and Class B-3 Certificates, in
                            sequential order, accrued and unpaid interest at the respective Certificate Interest Rate and the respective share of principal allocable to such Classes;

                         5) Class B-4, Class B-5 and Class B-6 Certificates, in
                            sequential order, accrued and unpaid interest at the respective Certificate Interest Rate and the respective share of principal allocable to such Classes;

                         6) Class R Certificate, any remaining amount.

Scheduled Principal Balances
For Class A-4:           The principal balance schedule for the Class A-4
                         Certificates was created using structuring bands of 10% CPR and 40% CPR. The final principal balance schedule will be disclosed in the prospectus supplement.



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Lehman Brothers in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Lehman Brothers and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Lehman Brothers nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Lehman Brothers ARMs Trading Desk at (212) 526-8315.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

  This information is furnished to you solely by Lehman Brothers and not by the issuer of the securities or any of its affiliates. Lehman Brothers is acting as the initial purchaser in connection with the proposed transaction.

                                Yield Tables (%)

Class A-1 to Roll
-------------------------------------------------------------------------------------------------------
Coupon                   5.550%
-------------------------------------------------------------------------------------------------------
Price                   10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
=======================================================================================================
101-08                    5.025         4.863        4.634         4.380        4.113         3.534
=======================================================================================================
WAL (yr)                   3.10          2.39         1.79          1.40         1.14          0.81
MDUR (yr)                  2.74          2.15         1.65          1.31         1.08          0.78
First Prin Pay          7/25/02       7/25/02      7/25/02       7/25/02      7/25/02       7/25/02
Last Prin Pay           4/25/07       4/25/07      9/25/06       9/25/05      2/25/05       4/25/04
-------------------------------------------------------------------------------------------------------

Class A-2 to Roll
-------------------------------------------------------------------------------------------------------
Coupon                   5.550%
-------------------------------------------------------------------------------------------------------
Price                   10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
=======================================================================================================
101-00                    5.286         5.286        5.279         5.227        5.143         4.959
=======================================================================================================
WAL (yr)                   4.84          4.84         4.73          4.01         3.23          2.26
MDUR (yr)                  4.15          4.15         4.07          3.51         2.89          2.08
First Prin Pay          4/25/07       4/25/07      9/25/06       9/25/05      2/25/05       4/25/04
Last Prin Pay           4/25/07       4/25/07      4/25/07       4/25/07      5/25/06       3/25/05
-------------------------------------------------------------------------------------------------------

Class A-3 to Roll
-------------------------------------------------------------------------------------------------------
Coupon                   5.550%
-------------------------------------------------------------------------------------------------------
Price                   10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
=======================================================================================================
101-00                    5.286         5.286        5.286         5.286        5.278         5.225
=======================================================================================================
WAL (yr)                   4.84          4.84         4.84          4.84         4.70          4.01
MDUR (yr)                  4.15          4.15         4.15          4.15         4.05          3.50
First Prin Pay          4/25/07       4/25/07      4/25/07       4/25/07      5/25/06       3/25/05
Last Prin Pay           4/25/07       4/25/07      4/25/07       4/25/07      4/25/07       4/25/07
-------------------------------------------------------------------------------------------------------

Class A-4 to Roll
-------------------------------------------------------------------------------------------------------
Coupon                   5.450%
-------------------------------------------------------------------------------------------------------
Price                   10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
=======================================================================================================
101-20                    4.660         4.660        4.660         4.660        4.660         4.660
=======================================================================================================
WAL (yr)                   2.59          2.59         2.59          2.59         2.59          2.59
MDUR (yr)                  2.33          2.33         2.33          2.33         2.33          2.33
First Prin Pay          7/25/02       7/25/02      7/25/02       7/25/02      7/25/02       7/25/02
Last Prin Pay           4/25/07       4/25/07      4/25/07       4/25/07      4/25/07       4/25/07
-------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

  This information is furnished to you solely by Lehman Brothers and not by the issuer of the securities or any of its affiliates. Lehman Brothers is acting as the initial purchaser in connection with the proposed transaction.


                                Yield Tables (%)

Class A-5 to Roll
--------------------------------------------------------------------------------------------------------
Coupon                    5.150%
--------------------------------------------------------------------------------------------------------
Price                    10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
========================================================================================================
100-08                     5.064         5.035        4.997         4.947        4.875         4.588
========================================================================================================
WAL (yr)                    4.82          3.97         3.23          2.57         1.99          1.02
MDUR (yr)                   4.18          3.47         2.84          2.29         1.79          0.96
First Prin Pay           2/25/06       7/25/02      7/25/02       7/25/02      7/25/02       7/25/02
Last Prin Pay            4/25/07       4/25/07      4/25/07       4/25/07      4/25/07       4/25/07
--------------------------------------------------------------------------------------------------------

Class A-6 to Roll
--------------------------------------------------------------------------------------------------------
Coupon                    5.450%
--------------------------------------------------------------------------------------------------------
Price                    10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
========================================================================================================
101-00                     5.098         5.045        4.987         4.921        4.847         4.670
========================================================================================================
WAL (yr)                    3.76          3.31         2.92          2.58         2.27          1.77
MDUR (yr)                   3.28          2.91         2.59          2.30         2.05          1.62
First Prin Pay           7/25/02       7/25/02      7/25/02       7/25/02      7/25/02       7/25/02
Last Prin Pay            4/25/07       4/25/07      4/25/07       4/25/07      4/25/07       4/25/07
--------------------------------------------------------------------------------------------------------

Class A-7 to Roll
--------------------------------------------------------------------------------------------------------
Coupon                    4.850%
--------------------------------------------------------------------------------------------------------
Price                    10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
========================================================================================================
100-00                     4.802         4.789        4.775         4.760        4.742         4.700
========================================================================================================
WAL (yr)                    3.76          3.31         2.92          2.58         2.27          1.77
MDUR (yr)                   3.31          2.94         2.61          2.32         2.06          1.62
First Prin Pay           7/25/02       7/25/02      7/25/02       7/25/02      7/25/02       7/25/02
Last Prin Pay            4/25/07       4/25/07      4/25/07       4/25/07      4/25/07       4/25/07
--------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

  This information is furnished to you solely by Lehman Brothers and not by the issuer of the securities or any of its affiliates. Lehman Brothers is acting as the initial purchaser in connection with the proposed transaction.


                                Yield Tables (%)

Class A-1 to Maturity
-------------------------------------------------------------------------------------------------------
Coupon                     5.550%
-------------------------------------------------------------------------------------------------------
Price                     10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
=======================================================================================================
101-08                      4.985         4.863        4.634         4.380        4.113         3.534
=======================================================================================================
WAL (yr)                     3.62          2.43         1.79          1.40         1.14          0.81
MDUR (yr)                    3.11          2.18         1.65          1.31         1.08          0.78
First Prin Pay            7/25/02       7/25/02      7/25/02       7/25/02      7/25/02       7/25/02
Last Prin Pay             8/25/10       2/25/08      9/25/06       9/25/05      2/25/05       4/25/04
-------------------------------------------------------------------------------------------------------

Class A-2 to Maturity
-------------------------------------------------------------------------------------------------------
Coupon                     5.550%
-------------------------------------------------------------------------------------------------------
Price                     10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
=======================================================================================================
101-00                      5.005         5.131        5.243         5.227        5.143         4.959
=======================================================================================================
WAL (yr)                     9.81          6.84         5.15          4.01         3.23          2.26
MDUR (yr)                    7.46          5.57         4.37          3.51         2.89          2.08
First Prin Pay            8/25/10       2/25/08      9/25/06       9/25/05      2/25/05       4/25/04
Last Prin Pay             2/25/14       8/25/10      8/25/08       4/25/07      5/25/06       3/25/05
-------------------------------------------------------------------------------------------------------

Class A-3 to Maturity
-------------------------------------------------------------------------------------------------------
Coupon                     5.550%
-------------------------------------------------------------------------------------------------------
Price                     10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
=======================================================================================================
101-00                      4.882         4.939        5.004         5.077        5.133         5.166
=======================================================================================================
WAL (yr)                    17.51         13.08        10.11          8.07         6.59          4.64
MDUR (yr)                   11.09          9.04         7.45          6.24         5.30          3.93
First Prin Pay            2/25/14       8/25/10      8/25/08       4/25/07      5/25/06       3/25/05
Last Prin Pay             5/25/32       5/25/32      5/25/32       5/25/32      5/25/32       3/25/32
-------------------------------------------------------------------------------------------------------

Class A-4 to Maturity
-------------------------------------------------------------------------------------------------------
Coupon                     5.450%
-------------------------------------------------------------------------------------------------------
Price                     10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
=======================================================================================================
101-20                      4.658         4.659        4.660         4.660        4.661         4.662
=======================================================================================================
WAL (yr)                     3.69          3.41         3.22          3.10         3.02          2.90
MDUR (yr)                    2.99          2.84         2.74          2.67         2.62          2.55
First Prin Pay            7/25/02       7/25/02      7/25/02       7/25/02      7/25/02       7/25/02
Last Prin Pay             5/25/32       5/25/32      5/25/32       5/25/32      5/25/32       2/25/32
-------------------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

  This information is furnished to you solely by Lehman Brothers and not by the issuer of the securities or any of its affiliates. Lehman Brothers is acting as the initial purchaser in connection with the proposed transaction.


                                Yield Tables (%)

Class A-5 to Maturity
--------------------------------------------------------------------------------------------------------
Coupon                      5.150%
---------------------------------------------------------------------------------------------------------
Price                      10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
=========================================================================================================
100-08                       4.862         4.885        4.894         4.883        4.843         4.588
=========================================================================================================
WAL (yr)                     11.52          7.55         5.15          3.57         2.45          1.02
MDUR (yr)                     8.13          5.68         4.08          2.95         2.11          0.96
First Prin Pay             2/25/06       7/25/02      7/25/02       7/25/02      7/25/02       7/25/02
Last Prin Pay              5/25/32       5/25/32      5/25/32       5/25/32      5/25/32       8/25/19
---------------------------------------------------------------------------------------------------------

Class A-6 to Maturity
---------------------------------------------------------------------------------------------------------
Coupon                      5.450%
---------------------------------------------------------------------------------------------------------
Price                      10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
=========================================================================================================
101-00                       4.910         4.919        4.907         4.875        4.824         4.671
=========================================================================================================
WAL (yr)                      7.77          5.57         4.23          3.34         2.72          1.92
MDUR (yr)                     5.61          4.29         3.42          2.81         2.35          1.72
First Prin Pay             7/25/02       7/25/02      7/25/02       7/25/02      7/25/02       7/25/02
Last Prin Pay              5/25/32       5/25/32      5/25/32       5/25/32      5/25/32       4/25/32
---------------------------------------------------------------------------------------------------------

Class A-7 to Maturity
---------------------------------------------------------------------------------------------------------
Coupon                      4.850%
---------------------------------------------------------------------------------------------------------
Price                      10% CPR       15% CPR      20% CPR       25% CPR      30% CPR       40% CPR
=========================================================================================================
100-00                       4.737         4.745        4.746         4.742        4.732         4.699
=========================================================================================================
WAL (yr)                      7.77          5.57         4.23          3.34         2.72          1.92
MDUR (yr)                     5.73          4.37         3.47          2.83         2.37          1.73
First Prin Pay             7/25/02       7/25/02      7/25/02       7/25/02      7/25/02       7/25/02
Last Prin Pay              5/25/32       5/25/32      5/25/32       5/25/32      5/25/32       3/25/32
---------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

  This information is furnished to you solely by Lehman Brothers and not by the issuer of the securities or any of its affiliates. Lehman Brothers is acting as the initial purchaser in connection with the proposed transaction.


                    Price-Yield Table: Class A-1 to Roll Date

Class A-1
---------------------------------------------------------------------------------------------------------------------------
% CPR           10%                15%                20%                25%                30%                40%
---------------------------------------------------------------------------------------------------------------------------
Price      Yield   Duration   Yield   Duration   Yield   Duration   Yield   Duration   Yield   Duration   Yield   Duration
-----      -----   --------   -----   --------   -----   --------   -----   --------   -----   --------   -----   --------
99-12       5.709      2.71    5.735      2.12    5.772      1.63    5.812      1.29    5.855      1.06    5.949      0.76
99-16       5.663              5.676              5.695              5.715              5.737              5.785
99-20       5.616              5.617              5.618              5.619              5.619              5.621
99-24       5.570              5.558              5.541              5.522              5.502              5.458
99-28       5.525              5.500              5.465              5.426              5.385              5.296
100-00      5.479      2.72    5.441      2.13    5.388      1.63    5.330      1.30    5.268      1.07    5.133      0.77
100-04      5.433              5.383              5.312              5.234              5.151              4.972
100-08      5.387              5.325              5.236              5.138              5.035              4.810
100-12      5.342              5.267              5.160              5.042              4.919              4.649
100-16      5.296              5.209              5.085              4.947              4.803              4.489
100-20      5.251      2.73    5.151      2.14    5.009      1.64    4.852      1.30    4.687      1.07    4.328      0.77
100-24      5.206              5.093              4.934              4.757              4.572              4.169
100-28      5.160              5.035              4.859              4.663              4.457              4.009
101-00      5.115              4.978              4.784              4.568              4.342              3.850
101-04      5.070              4.921              4.709              4.474              4.228              3.692
101-08      5.025      2.74    4.863      2.15    4.634      1.65    4.380      1.31    4.113      1.08    3.534      0.78
101-12      4.980              4.806              4.560              4.286              3.999              3.376
101-16      4.936              4.749              4.485              4.193              3.886              3.218
101-20      4.891              4.692              4.411              4.100              3.772              3.062
101-24      4.846              4.635              4.337              4.006              3.659              2.905
101-28      4.802      2.75    4.579      2.16    4.263      1.66    3.913      1.32    3.546      1.08    2.749      0.78
102-00      4.757              4.522              4.189              3.821              3.434              2.593
102-04      4.713              4.466              4.116              3.728              3.321              2.438
102-08      4.669              4.409              4.042              3.636              3.209              2.282
102-12      4.625              4.353              3.969              3.544              3.097              2.128
102-16      4.580      2.76    4.297      2.17    3.896      1.66    3.452      1.32    2.986      1.09    1.974      0.79
102-20      4.536              4.241              3.823              3.360              2.874              1.820
102-24      4.492              4.185              3.750              3.269              2.763              1.666
102-28      4.449              4.130              3.678              3.177              2.652              1.513
103-00      4.405              4.074              3.605              3.086              2.542              1.360
103-04      4.361      2.77    4.018      2.18    3.533      1.67    2.995      1.33    2.431      1.10    1.208      0.79
---------------------------------------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

  This information is furnished to you solely by Lehman Brothers and not by the issuer of the securities or any of its affiliates. Lehman Brothers is acting as the initial purchaser in connection with the proposed transaction.


                    Price-Yield Table: Class A-2 to Roll Date

Class A-2
---------------------------------------------------------------------------------------------------------------------------
% CPR           10%                15%                20%                25%                30%                40%
---------------------------------------------------------------------------------------------------------------------------
Price      Yield   Duration   Yield   Duration   Yield   Duration   Yield   Duration   Yield   Duration   Yield   Duration
-----      -----   --------   -----   --------   -----   --------   -----   --------   -----   --------   -----   --------
99-04       5.737      4.13    5.737      4.13    5.740      4.05    5.759      3.50    5.791      2.88    5.859      2.07
99-08       5.707              5.707              5.709              5.723              5.747              5.798
99-12       5.676              5.676              5.678              5.688              5.703              5.738
99-16       5.646              5.646              5.647              5.652              5.660              5.677
99-20       5.616              5.616              5.616              5.616              5.616              5.617
99-24       5.586      4.14    5.586      4.14    5.585      4.06    5.580      3.50    5.573      2.88    5.557      2.07
99-28       5.555              5.555              5.554              5.545              5.530              5.497
100-00      5.525              5.525              5.524              5.509              5.486              5.436
100-04      5.495              5.495              5.493              5.474              5.443              5.376
100-08      5.465              5.465              5.462              5.438              5.400              5.317
100-12      5.435      4.14    5.435      4.14    5.432      4.06    5.403      3.51    5.357      2.88    5.257      2.08
100-16      5.405              5.405              5.401              5.368              5.314              5.197
100-20      5.376              5.376              5.371              5.332              5.271              5.137
100-24      5.346              5.346              5.340              5.297              5.228              5.078
100-28      5.316              5.316              5.310              5.262              5.186              5.019
101-00      5.286      4.15    5.286      4.15    5.279      4.07    5.227      3.51    5.143      2.89    4.959      2.08
101-04      5.256              5.256              5.249              5.192              5.100              4.900
101-08      5.227              5.227              5.219              5.157              5.058              4.841
101-12      5.197              5.197              5.189              5.122              5.015              4.782
101-16      5.168              5.168              5.158              5.087              4.973              4.723
101-20      5.138      4.15    5.138      4.15    5.128      4.07    5.052      3.52    4.930      2.89    4.664      2.08
101-24      5.109              5.109              5.098              5.017              4.888              4.605
101-28      5.079              5.079              5.068              4.982              4.846              4.546
102-00      5.050              5.050              5.038              4.948              4.803              4.488
102-04      5.020              5.020              5.008              4.913              4.761              4.429
102-08      4.991      4.16    4.991      4.16    4.978      4.08    4.879      3.52    4.719      2.90    4.371      2.09
102-12      4.962              4.962              4.948              4.844              4.677              4.313
102-16      4.933              4.933              4.919              4.810              4.635              4.254
102-20      4.903              4.903              4.889              4.775              4.593              4.196
102-24      4.874              4.874              4.859              4.741              4.551              4.138
102-28      4.845      4.16    4.845      4.16    4.829      4.08    4.706      3.53    4.510      2.90    4.080      2.09
---------------------------------------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

  This information is furnished to you solely by Lehman Brothers and not by the issuer of the securities or any of its affiliates. Lehman Brothers is acting as the initial purchaser in connection with the proposed transaction.


                    Price-Yield Table: Class A-3 to Roll Date

Class A-3
---------------------------------------------------------------------------------------------------------------------------
% CPR           10%                15%                20%                25%                30%                40%
---------------------------------------------------------------------------------------------------------------------------
Price      Yield   Duration   Yield   Duration   Yield   Duration   Yield   Duration   Yield   Duration   Yield   Duration
-----      -----   --------   -----   --------   -----   --------   -----   --------   -----   --------   -----   --------
99-04       5.737      4.13    5.737      4.13    5.737      4.13    5.737      4.13    5.740      4.03    5.760      3.49
99-08       5.707              5.707              5.707              5.707              5.709              5.724
99-12       5.676              5.676              5.676              5.676              5.678              5.688
99-16       5.646              5.646              5.646              5.646              5.647              5.652
99-20       5.616              5.616              5.616              5.616              5.616              5.616
99-24       5.586      4.14    5.586      4.14    5.586      4.14    5.586      4.14    5.585      4.04    5.580      3.49
99-28       5.555              5.555              5.555              5.555              5.554              5.545
100-00      5.525              5.525              5.525              5.525              5.523              5.509
100-04      5.495              5.495              5.495              5.495              5.492              5.473
100-08      5.465              5.465              5.465              5.465              5.462              5.438
100-12      5.435      4.14    5.435      4.14    5.435      4.14    5.435      4.14    5.431      4.04    5.402      3.50
100-16      5.405              5.405              5.405              5.405              5.400              5.367
100-20      5.376              5.376              5.376              5.376              5.369              5.331
100-24      5.346              5.346              5.346              5.346              5.339              5.296
100-28      5.316              5.316              5.316              5.316              5.308              5.261
101-00      5.286      4.15    5.286      4.15    5.286      4.15    5.286      4.15    5.278      4.05    5.225      3.50
101-04      5.256              5.256              5.256              5.256              5.247              5.190
101-08      5.227              5.227              5.227              5.227              5.217              5.155
101-12      5.197              5.197              5.197              5.197              5.187              5.120
101-16      5.168              5.168              5.168              5.168              5.156              5.085
101-20      5.138      4.15    5.138      4.15    5.138      4.15    5.138      4.15    5.126      4.05    5.050      3.51
101-24      5.109              5.109              5.109              5.109              5.096              5.015
101-28      5.079              5.079              5.079              5.079              5.066              4.980
102-00      5.050              5.050              5.050              5.050              5.035              4.945
102-04      5.020              5.020              5.020              5.020              5.005              4.911
102-08      4.991      4.16    4.991      4.16    4.991      4.16    4.991      4.16    4.975      4.06    4.876      3.51
102-12      4.962              4.962              4.962              4.962              4.945              4.841
102-16      4.933              4.933              4.933              4.933              4.915              4.807
102-20      4.903              4.903              4.903              4.903              4.885              4.772
102-24      4.874              4.874              4.874              4.874              4.855              4.738
102-28      4.845      4.16    4.845      4.16    4.845      4.16    4.845      4.16    4.826      4.06    4.703      3.52
---------------------------------------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

  This information is furnished to you solely by Lehman Brothers and not by the issuer of the securities or any of its affiliates. Lehman Brothers is acting as the initial purchaser in connection with the proposed transaction.


                    Price-Yield Table: Class A-4 to Roll Date

Class A-4
---------------------------------------------------------------------------------------------------------------------------
% CPR           10%                15%                20%                25%                30%                40%
---------------------------------------------------------------------------------------------------------------------------
Price      Yield   Duration   Yield   Duration   Yield   Duration   Yield   Duration   Yield   Duration   Yield   Duration
-----      -----   --------   -----   --------   -----   --------   -----   --------   -----   --------   -----   --------
99-24       5.463      2.30    5.463      2.30    5.463      2.30    5.463      2.30    5.463      2.30    5.463      2.30
99-28       5.409              5.409              5.409              5.409              5.409              5.409
100-00      5.355              5.355              5.355              5.355              5.355              5.355
100-04      5.301              5.301              5.301              5.301              5.301              5.301
100-08      5.247              5.247              5.247              5.247              5.247              5.247
100-12      5.193      2.31    5.193      2.31    5.193      2.31    5.193      2.31    5.193      2.31    5.193      2.31
100-16      5.140              5.140              5.140              5.140              5.140              5.140
100-20      5.086              5.086              5.086              5.086              5.086              5.086
100-24      5.033              5.033              5.033              5.033              5.033              5.033
100-28      4.979              4.979              4.979              4.979              4.979              4.979
101-00      4.926      2.32    4.926      2.32    4.926      2.32    4.926      2.32    4.926      2.32    4.926      2.32
101-04      4.873              4.873              4.873              4.873              4.873              4.873
101-08      4.820              4.820              4.820              4.820              4.820              4.820
101-12      4.767              4.767              4.767              4.767              4.767              4.767
101-16      4.714              4.714              4.714              4.714              4.714              4.714
101-20      4.662      2.33    4.662      2.33    4.662      2.33    4.662      2.33    4.662      2.33    4.662      2.33
101-24      4.609              4.609              4.609              4.609              4.609              4.609
101-28      4.557              4.557              4.557              4.557              4.557              4.557
102-00      4.504              4.504              4.504              4.504              4.504              4.504
102-04      4.452              4.452              4.452              4.452              4.452              4.452
102-08      4.400      2.34    4.400      2.34    4.400      2.34    4.400      2.34    4.400      2.34    4.400      2.34
102-12      4.348              4.348              4.348              4.348              4.348              4.348
102-16      4.296              4.296              4.296              4.296              4.296              4.296
102-20      4.244              4.244              4.244              4.244              4.244              4.244
102-24      4.192              4.192              4.192              4.192              4.192              4.192
102-28      4.141      2.35    4.141      2.35    4.141      2.35    4.141      2.35    4.141      2.35    4.141      2.35
103-00      4.089              4.089              4.089              4.089              4.089              4.089
103-04      4.038              4.038              4.038              4.038              4.038              4.038
103-08      3.986              3.986              3.986              3.986              3.986              3.986
103-12      3.935              3.935              3.935              3.935              3.935              3.935
103-16      3.884      2.36    3.884      2.36    3.884      2.36    3.884      2.36    3.884      2.36    3.884      2.36
---------------------------------------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

  This information is furnished to you solely by Lehman Brothers and not by the issuer of the securities or any of its affiliates. Lehman Brothers is acting as the initial purchaser in connection with the proposed transaction.


                    Price-Yield Table: Class A-5 to Roll Date

Class A-5
---------------------------------------------------------------------------------------------------------------------------
% CPR           10%                15%                20%                25%                30%                40%
---------------------------------------------------------------------------------------------------------------------------
Price      Yield   Duration   Yield   Duration   Yield   Duration   Yield   Duration   Yield   Duration   Yield   Duration
-----      -----   --------   -----   --------   -----   --------   -----   --------   -----   --------   -----   --------
98-12       5.515      4.16    5.579      3.44    5.662      2.81    5.775      2.26    5.934      1.76    6.565      0.94
98-16       5.485              5.543              5.618              5.719              5.862              6.431
98-20       5.454              5.506              5.573              5.663              5.790              6.297
98-24       5.424              5.469              5.528              5.607              5.719              6.164
98-28       5.394              5.433              5.483              5.551              5.648              6.031
99-00       5.364      4.17    5.396      3.45    5.439      2.82    5.496      2.27    5.576      1.77    5.898      0.95
99-04       5.333              5.360              5.394              5.440              5.505              5.765
99-08       5.303              5.324              5.350              5.385              5.435              5.633
99-12       5.273              5.287              5.305              5.330              5.364              5.501
99-16       5.243              5.251              5.261              5.275              5.294              5.370
99-20       5.213      4.17    5.215      3.46    5.217      2.83    5.220      2.28    5.223      1.78    5.239      0.96
99-24       5.183              5.179              5.173              5.165              5.153              5.108
99-28       5.153              5.143              5.129              5.110              5.083              4.978
100-00      5.123              5.107              5.085              5.055              5.014              4.848
100-04      5.094              5.071              5.041              5.001              4.944              4.718
100-08      5.064      4.18    5.035      3.47    4.997      2.84    4.947      2.29    4.875      1.79    4.588      0.96
100-12      5.034              4.999              4.954              4.892              4.806              4.459
100-16      5.004              4.963              4.910              4.838              4.737              4.331
100-20      4.975              4.928              4.866              4.784              4.668              4.202
100-24      4.945              4.892              4.823              4.730              4.599              4.074
100-28      4.916      4.18    4.856      3.47    4.780      2.85    4.677       2.3    4.531      1.81    3.946      0.97
101-00      4.886              4.821              4.736              4.623              4.462              3.819
101-04      4.857              4.785              4.693              4.569              4.394              3.692
101-08      4.827              4.750              4.650              4.516              4.326              3.565
101-12      4.798              4.715              4.607              4.463              4.258              3.439
101-16      4.769      4.19    4.679      3.48    4.564      2.86    4.410      2.31    4.191      1.82    3.313      0.97
101-20      4.739              4.644              4.522              4.356              4.123              3.187
101-24      4.710              4.609              4.479              4.304              4.056              3.061
101-28      4.681              4.574              4.436              4.251              3.989              2.936
102-00      4.652              4.539              4.393              4.198              3.922              2.811
102-04      4.622      4.19    4.504      3.49    4.351      2.87    4.145      2.32    3.855      1.83    2.687      0.98
---------------------------------------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

  This information is furnished to you solely by Lehman Brothers and not by the issuer of the securities or any of its affiliates. Lehman Brothers is acting as the initial purchaser in connection with the proposed transaction.


                    Price-Yield Table: Class A-6 to Roll Date

Class A-6
---------------------------------------------------------------------------------------------------------------------------
% CPR           10%                15%                20%                25%                30%                40%
---------------------------------------------------------------------------------------------------------------------------
Price      Yield   Duration   Yield   Duration   Yield   Duration   Yield   Duration   Yield   Duration   Yield   Duration
-----      -----   --------   -----   --------   -----   --------   -----   --------   -----   --------   -----   --------
99-04       5.670      3.25    5.690      2.88    5.712      2.56    5.738      2.27    5.766      2.02    5.834      1.59
99-08       5.631              5.646              5.663              5.682              5.704              5.755
99-12       5.593              5.603              5.614              5.627              5.642              5.677
99-16       5.554              5.560              5.566              5.572              5.580              5.598
99-20       5.516              5.516              5.517              5.517              5.518              5.520
99-24       5.478      3.26    5.473      2.89    5.468      2.57    5.463      2.28    5.456      2.03    5.441      1.60
99-28       5.439              5.430              5.420              5.408              5.395              5.363
100-00      5.401              5.387              5.371              5.353              5.333              5.286
100-04      5.363              5.344              5.323              5.299              5.272              5.208
100-08      5.325              5.301              5.275              5.245              5.211              5.130
100-12      5.287      3.27    5.258       2.9    5.226      2.58    5.191      2.29    5.150      2.04    5.053      1.61
100-16      5.249              5.216              5.178              5.137              5.089              4.976
100-20      5.211              5.173              5.130              5.083              5.028              4.899
100-24      5.173              5.130              5.083              5.029              4.968              4.823
100-28      5.136              5.088              5.035              4.975              4.907              4.746
101-00      5.098      3.28    5.046      2.91    4.987      2.59    4.921      2.30    4.847      2.05    4.670      1.62
101-04      5.060              5.003              4.940              4.868              4.787              4.594
101-08      5.023              4.961              4.892              4.815              4.727              4.518
101-12      4.985              4.919              4.845              4.761              4.667              4.442
101-16      4.948              4.877              4.797              4.708              4.607              4.367
101-20      4.911      3.29    4.835      2.92    4.750      2.60    4.655      2.31    4.548      2.06    4.291      1.63
101-24      4.873              4.793              4.703              4.602              4.488              4.216
101-28      4.836              4.751              4.656              4.549              4.429              4.141
102-00      4.799              4.709              4.609              4.497              4.369              4.066
102-04      4.762              4.667              4.562              4.444              4.310              3.992
102-08      4.725      3.29    4.626      2.93    4.515      2.61    4.391      2.32    4.251      2.07    3.917      1.64
102-12      4.688              4.584              4.469              4.339              4.192              3.843
102-16      4.651              4.543              4.422              4.287              4.134              3.769
102-20      4.614              4.501              4.376              4.235              4.075              3.695
102-24      4.577              4.460              4.329              4.182              4.017              3.621
102-28      4.541      3.30    4.419      2.94    4.283      2.62    4.131      2.33    3.958      2.08    3.548      1.65
---------------------------------------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

  This information is furnished to you solely by Lehman Brothers and not by the issuer of the securities or any of its affiliates. Lehman Brothers is acting as the initial purchaser in connection with the proposed transaction.


                    Price-Yield Table: Class A-7 to Roll Date

Class A-7
---------------------------------------------------------------------------------------------------------------------------
% CPR           10%                15%                20%                25%                30%                40%
---------------------------------------------------------------------------------------------------------------------------
Price      Yield   Duration   Yield   Duration   Yield   Duration   Yield   Duration   Yield   Duration   Yield   Duration
-----      -----   --------   -----   --------   -----   --------   -----   --------   -----   --------   -----   --------
98-04       5.373      3.29    5.434      2.91    5.503      2.58    5.580      2.29    5.667      2.02    5.876      1.59
98-08       5.335              5.391              5.454              5.524              5.604              5.796
98-12       5.296              5.347              5.404              5.469              5.542              5.716
98-16       5.258              5.304              5.356              5.414              5.479              5.637
98-20       5.219              5.261              5.307              5.359              5.417              5.558
98-24       5.181      3.30    5.217      2.92    5.258      2.59    5.304      2.30    5.355      2.03    5.479      1.60
98-28       5.143              5.174              5.209              5.249              5.293              5.400
99-00       5.105              5.131              5.161              5.194              5.231              5.321
99-04       5.067              5.088              5.112              5.139              5.170              5.243
99-08       5.029              5.045              5.064              5.085              5.108              5.165
99-12       4.991      3.31    5.002      2.93    5.015      2.60    5.030      2.31    5.047      2.05    5.087      1.61
99-16       4.953              4.960              4.967              4.976              4.986              5.009
99-20       4.915              4.917              4.919              4.922              4.925              4.931
99-24       4.877              4.874              4.871              4.868              4.864              4.854
99-28       4.839              4.832              4.823              4.814              4.803              4.777
100-00      4.802      3.31    4.789      2.94    4.775      2.61    4.760      2.32    4.742      2.06    4.700      1.62
100-04      4.764              4.747              4.728              4.706              4.682              4.623
100-08      4.727              4.705              4.680              4.652              4.621              4.546
100-12      4.689              4.663              4.633              4.599              4.561              4.470
100-16      4.652              4.620              4.585              4.546              4.501              4.393
100-20      4.615      3.32    4.578      2.95    4.538      2.62    4.492      2.33    4.441      2.07    4.317      1.63
100-24      4.577              4.536              4.491              4.439              4.381              4.242
100-28      4.540              4.494              4.443              4.386              4.321              4.166
101-00      4.503              4.453              4.396              4.333              4.261              4.090
101-04      4.466              4.411              4.349              4.280              4.202              4.015
101-08      4.429      3.33    4.369      2.96    4.303      2.63    4.228      2.34    4.143      2.08    3.940      1.64
101-12      4.392              4.328              4.256              4.175              4.083              3.865
101-16      4.355              4.286              4.209              4.122              4.024              3.790
101-20      4.318              4.245              4.163              4.070              3.965              3.716
101-24      4.282              4.203              4.116              4.018              3.907              3.641
101-28      4.245      3.34    4.162      2.97    4.070      2.64    3.966      2.35    3.848      2.09    3.567      1.65
---------------------------------------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

                       Bond I-A1             Bond I-A1           Bond I-A1        Bond I-A1           Bond I-A1
   Period       Date   Bond Date         Begin Balance           Principal         Interest               Total
   ------   --------   ---------       ---------------       -------------      -----------       -------------
        1    7/01/02     7/25/02       $187,000,000.00       $2,757,649.36      $864,875.00       $3,622,524.36
        2    8/01/02     8/25/02       $184,242,350.64       $2,733,376.99      $852,120.87       $3,585,497.86
        3    9/01/02     9/25/02       $181,508,973.65       $2,709,296.72      $839,479.00       $3,548,775.72
        4   10/01/02    10/25/02       $178,799,676.93       $2,685,427.38      $826,948.51       $3,512,375.89
        5   11/01/02    11/25/02       $176,114,249.55       $2,661,767.12      $814,528.40       $3,476,295.52
        6   12/01/02    12/25/02       $173,452,482.43       $2,638,314.11      $802,217.73       $3,440,531.84
        7    1/01/03     1/25/03       $170,814,168.32       $2,615,066.53      $790,015.53       $3,405,082.06
        8    2/01/03     2/25/03       $168,199,101.79       $2,592,022.60      $777,920.85       $3,369,943.44
        9    3/01/03     3/25/03       $165,607,079.19       $2,569,180.52      $765,932.74       $3,335,113.26
       10    4/01/03     4/25/03       $163,037,898.67       $2,546,538.53      $754,050.28       $3,300,588.81
       11    5/01/03     5/25/03       $160,491,360.15       $2,524,094.87      $742,272.54       $3,266,367.41
       12    6/01/03     6/25/03       $157,967,265.28       $2,501,847.82      $730,598.60       $3,232,446.42
       13    7/01/03     7/25/03       $155,465,417.46       $2,479,795.64      $719,027.56       $3,198,823.20
       14    8/01/03     8/25/03       $152,985,621.81       $2,457,936.64      $707,558.50       $3,165,495.14
       15    9/01/03     9/25/03       $150,527,685.17       $2,436,269.13      $696,190.54       $3,132,459.67
       16   10/01/03    10/25/03       $148,091,416.04       $2,414,791.41      $684,922.80       $3,099,714.21
       17   11/01/03    11/25/03       $145,676,624.63       $2,393,501.85      $673,754.39       $3,067,256.24
       18   12/01/03    12/25/03       $143,283,122.78       $2,372,398.78      $662,684.44       $3,035,083.22
       19    1/01/04     1/25/04       $140,910,724.01       $2,351,480.57      $651,712.10       $3,003,192.67
       20    2/01/04     2/25/04       $138,559,243.44       $2,330,745.61      $640,836.50       $2,971,582.11
       21    3/01/04     3/25/04       $136,228,497.83       $2,310,192.29      $630,056.80       $2,940,249.09
       22    4/01/04     4/25/04       $133,918,305.54       $2,289,819.02      $619,372.16       $2,909,191.19
       23    5/01/04     5/25/04       $131,628,486.52       $2,269,624.23      $608,781.75       $2,878,405.98
       24    6/01/04     6/25/04       $129,358,862.28       $2,249,606.35      $598,284.74       $2,847,891.09
       25    7/01/04     7/25/04       $127,109,255.93       $2,229,763.83      $587,880.31       $2,817,644.14
       26    8/01/04     8/25/04       $124,879,492.10       $2,210,095.14      $577,567.65       $2,787,662.79
       27    9/01/04     9/25/04       $122,669,396.96       $2,190,598.76      $567,345.96       $2,757,944.72
       28   10/01/04    10/25/04       $120,478,798.20       $2,171,273.17      $557,214.44       $2,728,487.61
       29   11/01/04    11/25/04       $118,307,525.03       $2,152,116.89      $547,172.30       $2,699,289.19
       30   12/01/04    12/25/04       $116,155,408.14       $2,133,128.42      $537,218.76       $2,670,347.18
       31    1/01/05     1/25/05       $114,022,279.72       $2,114,306.31      $527,353.04       $2,641,659.35
       32    2/01/05     2/25/05       $111,907,973.41       $2,095,649.08      $517,574.38       $2,613,223.46
       33    3/01/05     3/25/05       $109,812,324.33       $2,077,155.31      $507,882.00       $2,585,037.31
       34    4/01/05     4/25/05       $107,735,169.02       $2,058,823.55      $498,275.16       $2,557,098.71
       35    5/01/05     5/25/05       $105,676,345.47       $2,040,652.39      $488,753.10       $2,529,405.49
       36    6/01/05     6/25/05       $103,635,693.08       $2,022,640.43      $479,315.08       $2,501,955.51
       37    7/01/05     7/25/05       $101,613,052.65       $2,004,786.26      $469,960.37       $2,474,746.63
       38    8/01/05     8/25/05       $ 99,608,266.38       $1,987,088.51      $460,688.23       $2,447,776.75
       39    9/01/05     9/25/05       $ 97,621,177.87       $1,969,545.81      $451,497.95       $2,421,043.76
       40   10/01/05    10/25/05       $ 95,651,632.06       $1,952,156.80      $442,388.80       $2,394,545.60
       41   11/01/05    11/25/05       $ 93,699,475.26       $1,934,920.13      $433,360.07       $2,368,280.20
       42   12/01/05    12/25/05       $ 91,764,555.13       $1,917,834.47      $424,411.07       $2,342,245.54
       43    1/01/06     1/25/06       $ 89,846,720.66       $1,900,898.49      $415,541.08       $2,316,439.58
       44    2/01/06     2/25/06       $ 87,945,822.17       $1,884,110.90      $406,749.43       $2,290,860.32
       45    3/01/06     3/25/06       $ 86,061,711.27       $1,867,470.37      $398,035.41       $2,265,505.79

                       Bond I-A1             Bond I-A1           Bond I-A1        Bond I-A1           Bond I-A1
   Period       Date   Bond Date         Begin Balance           Principal         Interest               Total
   ------   --------   ---------       ---------------       -------------      -----------       -------------
       46    4/01/06     4/25/06        $84,194,240.90      $ 1,850,975.64      $389,398.36      $ 2,240,374.00
       47    5/01/06     5/25/06        $82,343,265.26      $ 1,834,625.42      $380,837.60      $ 2,215,463.02
       48    6/01/06     6/25/06        $80,508,639.85      $ 1,818,418.44      $372,352.46      $ 2,190,770.90
       49    7/01/06     7/25/06        $78,690,221.41      $ 1,802,353.45      $363,942.27      $ 2,166,295.72
       50    8/01/06     8/25/06        $76,887,867.96      $ 1,786,429.21      $355,606.39      $ 2,142,035.60
       51    9/01/06     9/25/06        $75,101,438.75      $ 1,770,644.48      $347,344.15      $ 2,117,988.64
       52   10/01/06    10/25/06        $73,330,794.27      $ 1,754,998.05      $339,154.92      $ 2,094,152.97
       53   11/01/06    11/25/06        $71,575,796.22      $ 1,739,488.70      $331,038.06      $ 2,070,526.76
       54   12/01/06    12/25/06        $69,836,307.52      $ 1,724,115.23      $322,992.92      $ 2,047,108.15
       55    1/01/07     1/25/07        $68,112,192.29      $ 1,708,876.44      $315,018.89      $ 2,023,895.33
       56    2/01/07     2/25/07        $66,403,315.85      $ 1,693,771.17      $307,115.34      $ 2,000,886.51
       57    3/01/07     3/25/07        $64,709,544.68      $ 1,678,798.24      $299,281.64      $ 1,978,079.88
       58    4/01/07     4/25/07        $63,030,746.44      $63,030,746.44      $291,517.20      $63,322,263.64

                       Bond I-A1             Bond I-A1           Bond I-A1        Bond I-A1           Bond I-A1
   Period       Date   Bond Date         Begin Balance           Principal         Interest               Total
   ------   --------   ---------       ---------------       -------------      -----------       -------------
        1    7/01/02     7/25/02       $187,000,000.00       $4,217,987.55      $864,875.00       $5,082,862.55
        2    8/01/02     8/25/02       $182,782,012.45       $4,160,845.01      $845,366.81       $5,006,211.81
        3    9/01/02     9/25/02       $178,621,167.45       $4,104,453.75      $826,122.90       $4,930,576.65
        4   10/01/02    10/25/02       $174,516,713.70       $4,048,824.05      $807,139.80       $4,855,963.85
        5   11/01/02    11/25/02       $170,467,889.65       $3,993,945.65      $788,413.99       $4,782,359.64
        6   12/01/02    12/25/02       $166,473,943.99       $3,939,808.41      $769,941.99       $4,709,750.40
        7    1/01/03     1/25/03       $162,534,135.58       $3,886,402.34      $751,720.38       $4,638,122.72
        8    2/01/03     2/25/03       $158,647,733.24       $3,833,717.57      $733,745.77       $4,567,463.33
        9    3/01/03     3/25/03       $154,814,015.67       $3,781,744.37      $716,014.82       $4,497,759.19
       10    4/01/03     4/25/03       $151,032,271.30       $3,730,473.15      $698,524.25       $4,428,997.40
       11    5/01/03     5/25/03       $147,301,798.15       $3,679,894.44      $681,270.82       $4,361,165.25
       12    6/01/03     6/25/03       $143,621,903.72       $3,629,998.89      $664,251.30       $4,294,250.20
       13    7/01/03     7/25/03       $139,991,904.82       $3,580,777.30      $647,462.56       $4,228,239.86
       14    8/01/03     8/25/03       $136,411,127.52       $3,532,220.58      $630,901.46       $4,163,122.04
       15    9/01/03     9/25/03       $132,878,906.94       $3,484,319.74      $614,564.94       $4,098,884.69
       16   10/01/03    10/25/03       $129,394,587.20       $3,437,065.96      $598,449.97       $4,035,515.92
       17   11/01/03    11/25/03       $125,957,521.24       $3,390,450.49      $582,553.54       $3,973,004.03
       18   12/01/03    12/25/03       $122,567,070.75       $3,344,464.73      $566,872.70       $3,911,337.43
       19    1/01/04     1/25/04       $119,222,606.02       $3,299,100.19      $551,404.55       $3,850,504.74
       20    2/01/04     2/25/04       $115,923,505.83       $3,254,348.47      $536,146.21       $3,790,494.69
       21    3/01/04     3/25/04       $112,669,157.36       $3,210,201.33      $521,094.85       $3,731,296.18
       22    4/01/04     4/25/04       $109,458,956.03       $3,166,650.59      $506,247.67       $3,672,898.26
       23    5/01/04     5/25/04       $106,292,305.44       $3,123,688.22      $491,601.91       $3,615,290.13
       24    6/01/04     6/25/04       $103,168,617.22       $3,081,306.28      $477,154.85       $3,558,461.13
       25    7/01/04     7/25/04       $100,087,310.94       $3,039,496.93      $462,903.81       $3,502,400.74
       26    8/01/04     8/25/04        $97,047,814.01       $2,998,252.45      $448,846.14       $3,447,098.59
       27    9/01/04     9/25/04        $94,049,561.56       $2,957,565.23      $434,979.22       $3,392,544.45
       28   10/01/04    10/25/04        $91,091,996.33       $2,917,427.73      $421,300.48       $3,338,728.22
       29   11/01/04    11/25/04        $88,174,568.60       $2,877,832.55      $407,807.38       $3,285,639.93
       30   12/01/04    12/25/04        $85,296,736.05       $2,838,772.37      $394,497.40       $3,233,269.78
       31    1/01/05     1/25/05        $82,457,963.68       $2,800,239.97      $381,368.08       $3,181,608.05
       32    2/01/05     2/25/05        $79,657,723.71       $2,762,228.22      $368,416.97       $3,130,645.20
       33    3/01/05     3/25/05        $76,895,495.48       $2,724,730.11      $355,641.67       $3,080,371.78
       34    4/01/05     4/25/05        $74,170,765.37       $2,687,738.70      $343,039.79       $3,030,778.49
       35    5/01/05     5/25/05        $71,483,026.67       $2,651,247.16      $330,609.00       $2,981,856.16
       36    6/01/05     6/25/05        $68,831,779.51       $2,615,248.73      $318,346.98       $2,933,595.71
       37    7/01/05     7/25/05        $66,216,530.77       $2,579,736.78      $306,251.45       $2,885,988.23
       38    8/01/05     8/25/05        $63,636,794.00       $2,544,704.72      $294,320.17       $2,839,024.89
       39    9/01/05     9/25/05        $61,092,089.28       $2,510,146.09      $282,550.91       $2,792,697.00
       40   10/01/05    10/25/05        $58,581,943.20       $2,476,054.49      $270,941.49       $2,746,995.98
       41   11/01/05    11/25/05        $56,105,888.71       $2,442,423.63      $259,489.74       $2,701,913.36
       42   12/01/05    12/25/05        $53,663,465.08       $2,409,247.28      $248,193.53       $2,657,440.81
       43    1/01/06     1/25/06        $51,254,217.80       $2,376,519.31      $237,050.76       $2,613,570.07
       44    2/01/06     2/25/06        $48,877,698.49       $2,344,233.68      $226,059.36       $2,570,293.04
       45    3/01/06     3/25/06        $46,533,464.81       $2,312,384.41      $215,217.27       $2,527,601.68

                       Bond I-A1             Bond I-A1           Bond I-A1        Bond I-A1           Bond I-A1
   Period       Date   Bond Date         Begin Balance           Principal         Interest               Total
   ------   --------   ---------       ---------------       -------------      -----------       -------------
       46    4/01/06     4/25/06        $44,221,080.40      $ 2,280,965.60      $204,522.50      $ 2,485,488.10
       47    5/01/06     5/25/06        $41,940,114.79      $ 2,249,971.46      $193,973.03      $ 2,443,944.49
       48    6/01/06     6/25/06        $39,690,143.33      $ 2,219,396.25      $183,566.91      $ 2,402,963.16
       49    7/01/06     7/25/06        $37,470,747.08      $ 2,189,234.32      $173,302.21      $ 2,362,536.52
       50    8/01/06     8/25/06        $35,281,512.76      $ 2,159,480.08      $163,177.00      $ 2,322,657.07
       51    9/01/06     9/25/06        $33,122,032.69      $ 2,130,128.03      $153,189.40      $ 2,283,317.43
       52   10/01/06    10/25/06        $30,991,904.66      $ 2,101,172.75      $143,337.56      $ 2,244,510.31
       53   11/01/06    11/25/06        $28,890,731.90      $ 1,938,360.63      $133,619.64      $ 2,071,980.27
       54   12/01/06    12/25/06        $26,952,371.27      $ 1,912,045.60      $124,654.72      $ 2,036,700.32
       55    1/01/07     1/25/07        $25,040,325.67      $ 1,886,086.51      $115,811.51      $ 2,001,898.01
       56    2/01/07     2/25/07        $23,154,239.17      $ 1,860,478.55      $107,088.36      $ 1,967,566.90
       57    3/01/07     3/25/07        $21,293,760.62      $ 1,835,216.98      $ 98,483.64      $ 1,933,700.62
       58    4/01/07     4/25/07        $19,458,543.64      $19,458,543.64      $ 89,995.76      $19,548,539.41